                                                Exhibit 99.1
First Financial Bancorp Announces Fourth Quarter and
Full Year 2024 Financial Results

•Earnings per diluted share of $0.68; $0.71 on an adjusted(1) basis
•Return on average assets of 1.41%; 1.47% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 3.94%
•Noninterest income of $69.9 million; $69.7 million on an adjusted(1) basis
•Loan growth of $208.7 million; 7.2% on an annualized basis
•Average deposit growth of $543.1 million; 15.7% on an annualized basis

Cincinnati, Ohio - January 24, 2025. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31, 2024.

For the three months ended December 31, 2024, the Company reported net income of $64.9 million, or $0.68 per diluted common share. These results compare to net income of $52.5 million, or $0.55 per diluted common share, for the third quarter of 2024. For the twelve months ended December 31, 2024, First Financial had earnings per diluted share of $2.40 compared to $2.69 for the same period in 2023.

Return on average assets for the fourth quarter of 2024 was 1.41% while return on average tangible common equity was 19.08%(1). These compare to return on average assets of 1.17% and return on average tangible common equity of 16.29%(1) in the third quarter of 2024.

Fourth quarter 2024 highlights include:

•Robust net interest margin of 3.91%, or 3.94% on a fully tax-equivalent basis(1)
◦14 bp decline from third quarter, in line with initial expectations
◦13 bp decline in cost of deposits and favorable shift in funding mix offset by 37 bp decline in loan yields

•Noninterest income of $69.9 million, or $69.7 million as adjusted(1)
◦Adjustments include $0.1 million gain on securities
◦Record wealth management income
◦Strong results from foreign exchange and leasing businesses
•Noninterest expenses of $147.9 million, or $130.9 million as adjusted(1); 5.0% increase from linked quarter
◦Fourth quarter adjustments(1) include $4.7 million of efficiency related costs, $14.3 million of tax credit writedowns, $1.0 million of state tax credits and $2.0 million of gains on the sale of previously closed branches
◦Increase from prior quarter driven by higher incentive compensation tied to increase in noninterest income and overall company performance
◦Efficiency ratio of 66.0%; 58.4% as adjusted(1)

•Broad-based loan growth during the quarter
◦Loan balances increased $208.7 million compared to the linked quarter; 7% annualized growth
◦Growth driven by C&I, ICRE, leasing and mortgage

_________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Average deposit growth surged during the quarter
◦Average deposits increased $543.1 million, or 15.7% on an annualized basis
◦Growth across most product types offset a decline in brokered CDs and savings

•Total Allowance for Credit Losses of $173.7 million; Total quarterly provision expense of $9.4 million
◦Loans and leases - ACL of $156.8 million; ratio to total loans of 1.33% declined 4 bps from third quarter
◦Unfunded Commitments - ACL of $16.9 million
◦Provision expense driven by net charge offs, slower prepayment rates and loan growth
◦Classified assets increased 7 bps to 1.21% of total assets
◦Annualized net charge-offs were 40 bps of total loans; 30 bps for full year

•Capital ratios stable and strong
◦Total capital ratio decreased 15 bps to 14.43%
◦Tier 1 common equity increased 12 bps to 12.16%
◦Tangible common equity of 7.73%(1); 9.39%(1) excluding impact from AOCI
◦Tangible book value per share of $14.15(1)

Archie Brown, President and CEO, commented on the quarter, "I am very pleased with our fourth quarter performance. Adjusted(1) earnings per share were $0.71, leading to an adjusted(1) return on assets of 1.47%, and an adjusted(1) return on tangible common equity ratio of 19.90%. As expected, due to decreases in short term rates by the Fed, the decline in asset yields outpaced the decline in deposit costs, leading to a reduction in our net interest margin to 3.94%. Balance sheet trends were very strong for the quarter with loan growth exceeding 7% on an annualized basis and total deposits surging by approximately 16% on an annualized basis."

Mr. Brown continued, “Adjusted(1) noninterest income was robust in the fourth quarter with leasing, foreign exchange and wealth management income all increasing by double-digit percentages from the linked quarter. While adjusted(1) expenses increased by 5% from the linked quarter, the increase was driven by higher incentive compensation tied to the strong fee income and overall company performance. Our workforce efficiency initiative continued during the quarter, and we have eliminated 145 positions to date. We expect to complete this work in 2025."

Mr. Brown commented on asset quality, “Asset quality was relatively stable for the quarter. Nonperforming assets were flat compared to the linked quarter at 0.36%, while classified assets increased by 7 basis points to 1.21%. The increase in classified assets was driven by the mutually agreed upon termination of a foreign exchange trade, resulting in a $45 million obligation from the customer, which we believe is fully collateralized. We expect the customer to pay this obligation in 2025. Net charge-offs were slightly elevated due to the resolution of three loans that have been longer term workouts. We believe that overall credit trends are improving and, as a result, we anticipate lower credit costs going forward."

Mr. Brown highlighted full year results. "2024 was an excellent year for our Company. On an adjusted(1) basis, we earned $249 million, or $2.61 per share. Adjusted(1) return on assets was 1.40% and adjusted(1) return on tangible common equity was 19.9%. While the net interest margin declined from 4.40% to 4.05%, due to declining short-term rates, strong loan growth offset most of the impact with net interest income declining by only 2.5%. Noninterest income increased by 13.3% to a record $241.8 million, led by growth in leasing and wealth management income. The result was record revenue for the Company of $853.8 million, which was a 2% increase over 2023."

Mr. Brown continued, “I am very pleased with our balance sheet growth for the year. Total loans increased by 7.6% to $11.8 billion and total deposits increased by 7.2% to $14.3 billion. Additionally, tangible common equity increased by 56 basis points to 7.73% and tangible book value per share increased from $12.38 to $14.15, which was a 14.3% increase."

Mr. Brown commented on asset quality, "Similar to the fourth quarter, asset quality was relatively stable for the year. Net charge-offs as a percent of average loans declined 3 basis points to 0.30% and nonperforming assets as a percent of total assets declined by 2 basis points to 0.36%."

Mr. Brown concluded, "During the year, we were excited to add the Agile team and I want to thank them for making an immediate contribution to our Company. We continued to gain momentum in our expansion markets, Chicago, IL, Evansville, IN and Cleveland, OH and at the beginning of 2025, we expanded into Grand Rapids, MI with a commercial banking team. We look forward to the continued growth and success of our expansion strategies. Performing at a consistently high level requires an engaged team that is committed to its clients. This describes the team at First Financial. I want to thank our associates for their outstanding work in 2024.”

Full detail of the Company’s fourth quarter 2024 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 24, 2025 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until February 7, 2025. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2024, the Company had $18.6 billion in assets, $11.8 billion in loans, $14.3 billion in deposits and $2.4 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.7 billion in assets under management as of December 31, 2024. The Company operated 127 full service banking centers as of December 31, 2024, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
December 31, 2024
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	2024	2023
RESULTS OF OPERATIONS
Net income	$64,885	$52,451	$60,805	$50,689	$56,732	$228,830	$255,863
Net earnings per share - basic	$0.69	$0.56	$0.64	$0.54	$0.60	$2.42	$2.72
Net earnings per share - diluted	$0.68	$0.55	$0.64	$0.53	$0.60	$2.40	$2.69
Dividends declared per share	$0.24	$0.24	$0.23	$0.23	$0.23	$0.94	$0.92

KEY FINANCIAL RATIOS
Return on average assets	1.41%	1.17%	1.38%	1.18%	1.31%	1.29%	1.51%
Return on average shareholders' equity	10.57%	8.80%	10.72%	9.00%	10.50%	9.78%	12.01%
Return on average tangible shareholders' equity (1)	19.08%	16.29%	20.57%	17.35%	21.36%	18.31%	24.72%

Net interest margin	3.91%	4.05%	4.06%	4.05%	4.21%	4.02%	4.36%
Net interest margin (fully tax equivalent) (1)(2)	3.94%	4.08%	4.10%	4.10%	4.26%	4.05%	4.40%

Ending shareholders' equity as a percent of ending assets	13.13%	13.50%	12.81%	12.99%	12.94%	13.13%	12.94%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.73%	7.98%	7.23%	7.23%	7.17%	7.73%	7.17%
Risk-weighted assets (1)	9.61%	9.86%	8.95%	8.80%	8.81%	9.61%	8.81%

Average shareholders' equity as a percent of average assets	13.36%	13.28%	12.87%	13.09%	12.52%	13.15%	12.53%
Average tangible shareholders' equity as a percent of average tangible assets (1)	7.87%	7.64%	7.15%	7.25%	6.57%	7.48%	6.51%

Book value per share	$25.53	$25.66	$24.36	$23.95	$23.84	$25.53	$23.84
Tangible book value per share (1)	$14.15	$14.26	$12.94	$12.50	$12.38	$14.15	$12.38

Common equity tier 1 ratio (3)	12.16%	12.04%	11.78%	11.67%	11.73%	12.16%	11.73%
Tier 1 ratio (3)	12.48%	12.37%	12.11%	12.00%	12.06%	12.48%	12.06%
Total capital ratio (3)	14.43%	14.58%	14.47%	14.31%	14.26%	14.43%	14.26%
Leverage ratio (3)	9.98%	9.93%	9.73%	9.75%	9.70%	9.98%	9.70%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$11,687,886	$11,534,000	$11,440,930	$11,066,184	$10,751,028	$11,433,226	$10,566,587
Investment securities	3,372,539	3,274,498	3,131,541	3,137,665	3,184,408	3,229,577	3,442,233
Interest-bearing deposits with other banks	654,251	483,880	599,348	553,654	548,153	572,763	396,089
Total earning assets	$15,714,676	$15,292,378	$15,171,819	$14,757,503	$14,483,589	$15,235,566	$14,404,909
Total assets	$18,273,419	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$17,792,014	$16,997,223
Noninterest-bearing deposits	$3,162,643	$3,106,239	$3,144,198	$3,169,750	$3,368,024	$3,145,646	$3,617,961
Interest-bearing deposits	11,177,010	10,690,265	10,486,068	10,109,416	9,834,819	10,617,427	9,261,866
Total deposits	$14,339,653	$13,796,504	$13,630,266	$13,279,166	$13,202,843	$13,763,073	$12,879,827
Borrowings	$855,083	$1,053,737	$1,171,246	$1,139,014	$1,083,954	$1,054,222	$1,360,420
Shareholders' equity	$2,441,045	$2,371,125	$2,281,040	$2,265,562	$2,144,482	$2,340,056	$2,129,751

CREDIT QUALITY RATIOS
Allowance to ending loans	1.33%	1.37%	1.36%	1.29%	1.29%	1.33%	1.29%
Allowance to nonaccrual loans	237.66%	242.72%	249.21%	243.55%	215.10%	237.66%	215.10%
Nonaccrual loans to total loans	0.56%	0.57%	0.54%	0.53%	0.60%	0.56%	0.60%
Nonperforming assets to ending loans, plus OREO	0.56%	0.57%	0.54%	0.53%	0.60%	0.56%	0.60%
Nonperforming assets to total assets	0.36%	0.36%	0.35%	0.34%	0.38%	0.36%	0.38%
Classified assets to total assets	1.21%	1.14%	1.07%	0.92%	0.80%	1.21%	0.80%
Net charge-offs to average loans (annualized)	0.40%	0.25%	0.15%	0.38%	0.46%	0.30%	0.33%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) December 31, 2024 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2024	2023	% Change	2024	2023	% Change
Interest income
Loans and leases, including fees	$207,508	$197,416	5.1%	$836,541	$743,770	12.5%
Investment securities
Taxable	33,978	30,294	12.2%	124,936	125,520	(0.5)%
Tax-exempt	2,423	3,402	(28.8)%	10,835	13,901	(22.1)%
Total investment securities interest	36,401	33,696	8.0%	135,771	139,421	(2.6)%
Other earning assets	7,662	7,325	4.6%	29,783	19,813	50.3%
Total interest income	251,571	238,437	5.5%	1,002,095	903,004	11.0%

Interest expense
Deposits	85,441	69,193	23.5%	331,092	202,010	63.9%
Short-term borrowings	6,586	10,277	(35.9)%	38,856	53,378	(27.2)%
Long-term borrowings	5,145	5,202	(1.1)%	20,137	19,846	1.5%
Total interest expense	97,172	84,672	14.8%	390,085	275,234	41.7%
Net interest income	154,399	153,765	0.4%	612,010	627,770	(2.5)%
Provision for credit losses-loans and leases	9,705	8,804	10.2%	49,211	43,074	14.2%
Provision for credit losses-unfunded commitments	(273)	1,426	(119.1)%	(1,552)	33	N/M
Net interest income after provision for credit losses	144,967	143,535	1.0%	564,351	584,663	(3.5)%

Noninterest income
Service charges on deposit accounts	7,632	6,846	11.5%	29,279	27,289	7.3%
Wealth management fees	7,962	6,091	30.7%	28,720	26,081	10.1%
Bankcard income	3,659	3,349	9.3%	14,399	14,039	2.6%
Client derivative fees	1,528	711	114.9%	4,701	5,155	(8.8)%
Foreign exchange income	16,794	8,730	92.4%	56,064	54,051	3.7%
Leasing business income	19,413	12,856	51.0%	67,641	51,322	31.8%
Net gains from sales of loans	4,634	2,957	56.7%	17,918	13,217	35.6%
Net gain (loss) on investment securities	144	(649)	122.2%	(22,575)	(1,052)	N/M
Other	8,088	6,102	32.5%	27,421	22,320	22.9%
Total noninterest income	69,854	46,993	48.6%	223,568	212,422	5.2%

Noninterest expenses
Salaries and employee benefits	80,314	70,637	13.7%	304,389	292,731	4.0%
Net occupancy	5,415	5,890	(8.1)%	23,050	22,990	0.3%
Furniture and equipment	3,476	3,523	(1.3)%	14,427	13,543	6.5%
Data processing	9,139	8,488	7.7%	35,178	35,852	(1.9)%
Marketing	2,204	2,087	5.6%	9,026	9,647	(6.4)%
Communication	767	707	8.5%	3,229	2,729	18.3%
Professional services	6,631	3,148	110.6%	14,087	9,926	41.9%
State intangible tax	(104)	984	(110.6)%	2,524	3,914	(35.5)%
FDIC assessments	2,736	3,651	(25.1)%	11,209	11,948	(6.2)%
Intangible amortization	2,395	2,601	(7.9)%	9,487	10,402	(8.8)%
Leasing business expense	12,536	8,955	40.0%	44,317	32,500	36.4%
Other	22,398	8,466	164.6%	48,672	32,307	50.7%
Total noninterest expenses	147,907	119,137	24.1%	519,595	478,489	8.6%
Income before income taxes	66,914	71,391	(6.3)%	268,324	318,596	(15.8)%
Income tax expense (benefit)	2,029	14,659	(86.2)%	39,494	62,733	(37.0)%
Net income	$64,885	$56,732	14.4%	$228,830	$255,863	(10.6)%

ADDITIONAL DATA
Net earnings per share - basic	$0.69	$0.60		$2.42	$2.72
Net earnings per share - diluted	$0.68	$0.60		$2.40	$2.69
Dividends declared per share	$0.24	$0.23		$0.94	$0.92

Return on average assets	1.41%	1.31%		1.29%	1.51%
Return on average shareholders' equity	10.57%	10.50%		9.78%	12.01%

Interest income	$251,571	$238,437	5.5%	$1,002,095	$903,004	11.0%
Tax equivalent adjustment	1,274	1,672	(23.8)%	5,589	6,356	(12.1)%
Interest income - tax equivalent	252,845	240,109	5.3%	1,007,684	909,360	10.8%
Interest expense	97,172	84,672	14.8%	390,085	275,234	41.7%
Net interest income - tax equivalent	$155,673	$155,437	0.2%	$617,599	$634,126	(2.6)%

Net interest margin	3.91%	4.21%		4.02%	4.36%
Net interest margin (fully tax equivalent) (1)	3.94%	4.26%		4.05%	4.40%

Full-time equivalent employees	2,064	2,129

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$207,508	$215,433	$211,760	$201,840	$836,541	(3.7)%
Investment securities
Taxable	33,978	32,367	30,295	28,296	124,936	5.0%
Tax-exempt	2,423	2,616	2,704	3,092	10,835	(7.4)%
Total investment securities interest	36,401	34,983	32,999	31,388	135,771	4.1%
Other earning assets	7,662	6,703	7,960	7,458	29,783	14.3%
Total interest income	251,571	257,119	252,719	240,686	1,002,095	(2.2)%

Interest expense
Deposits	85,441	86,554	83,022	76,075	331,092	(1.3)%
Short-term borrowings	6,586	9,932	11,395	10,943	38,856	(33.7)%
Long-term borrowings	5,145	5,073	4,991	4,928	20,137	1.4%
Total interest expense	97,172	101,559	99,408	91,946	390,085	(4.3)%
Net interest income	154,399	155,560	153,311	148,740	612,010	(0.7)%
Provision for credit losses-loans and leases	9,705	9,930	16,157	13,419	49,211	(2.3)%
Provision for credit losses-unfunded commitments	(273)	694	286	(2,259)	(1,552)	(139.3)%
Net interest income after provision for credit losses	144,967	144,936	136,868	137,580	564,351	0.0%

Noninterest income
Service charges on deposit accounts	7,632	7,547	7,188	6,912	29,279	1.1%
Wealth management fees	7,962	6,910	7,172	6,676	28,720	15.2%
Bankcard income	3,659	3,698	3,900	3,142	14,399	(1.1)%
Client derivative fees	1,528	1,160	763	1,250	4,701	31.7%
Foreign exchange income	16,794	12,048	16,787	10,435	56,064	39.4%
Leasing business income	19,413	16,811	16,828	14,589	67,641	15.5%
Net gains from sales of loans	4,634	5,021	4,479	3,784	17,918	(7.7)%
Net gain (loss) on investment securities	144	(17,468)	(64)	(5,187)	(22,575)	100.8%
Other	8,088	9,974	4,448	4,911	27,421	(18.9)%
Total noninterest income	69,854	45,701	61,501	46,512	223,568	52.9%

Noninterest expenses
Salaries and employee benefits	80,314	74,813	75,225	74,037	304,389	7.4%
Net occupancy	5,415	5,919	5,793	5,923	23,050	(8.5)%
Furniture and equipment	3,476	3,617	3,646	3,688	14,427	(3.9)%
Data processing	9,139	8,857	8,877	8,305	35,178	3.2%
Marketing	2,204	2,255	2,605	1,962	9,026	(2.3)%
Communication	767	851	816	795	3,229	(9.9)%
Professional services	6,631	2,303	2,885	2,268	14,087	187.9%
State intangible tax	(104)	876	875	877	2,524	(111.9)%
FDIC assessments	2,736	3,036	2,657	2,780	11,209	(9.9)%
Intangible amortization	2,395	2,395	2,396	2,301	9,487	0.0%
Leasing business expense	12,536	11,899	10,128	9,754	44,317	5.4%
Other	22,398	8,938	7,671	9,665	48,672	150.6%
Total noninterest expenses	147,907	125,759	123,574	122,355	519,595	17.6%
Income before income taxes	66,914	64,878	74,795	61,737	268,324	3.1%
Income tax expense (benefit)	2,029	12,427	13,990	11,048	39,494	(83.7)%
Net income	$64,885	$52,451	$60,805	$50,689	$228,830	23.7%

ADDITIONAL DATA
Net earnings per share - basic	$0.69	$0.56	$0.64	$0.54	$2.42
Net earnings per share - diluted	$0.68	$0.55	$0.64	$0.53	$2.40
Dividends declared per share	$0.24	$0.24	$0.23	$0.23	$0.94

Return on average assets	1.41%	1.17%	1.38%	1.18%	1.29%
Return on average shareholders' equity	10.57%	8.80%	10.72%	9.00%	9.78%

Interest income	$251,571	$257,119	$252,719	$240,686	$1,002,095	(2.2)%
Tax equivalent adjustment	1,274	1,362	1,418	1,535	5,589	(6.5)%
Interest income - tax equivalent	252,845	258,481	254,137	242,221	1,007,684	(2.2)%
Interest expense	97,172	101,559	99,408	91,946	390,085	(4.3)%
Net interest income - tax equivalent	$155,673	$156,922	$154,729	$150,275	$617,599	(0.8)%

Net interest margin	3.91%	4.05%	4.06%	4.05%	4.02%
Net interest margin (fully tax equivalent) (1)	3.94%	4.08%	4.10%	4.10%	4.05%

Full-time equivalent employees	2,064	2,084	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$197,416	$192,261	$184,387	$169,706	$743,770
Investment securities
Taxable	30,294	31,297	32,062	31,867	125,520
Tax-exempt	3,402	3,522	3,513	3,464	13,901
Total investment securities interest	33,696	34,819	35,575	35,331	139,421
Other earning assets	7,325	5,011	3,933	3,544	19,813
Total interest income	238,437	232,091	223,895	208,581	903,004

Interest expense
Deposits	69,193	57,069	44,292	31,456	202,010
Short-term borrowings	10,277	14,615	15,536	12,950	53,378
Long-term borrowings	5,202	4,952	4,835	4,857	19,846
Total interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income	153,765	155,455	159,232	159,318	627,770
Provision for credit losses-loans and leases	8,804	12,907	12,719	8,644	43,074
Provision for credit losses-unfunded commitments	1,426	(1,234)	(1,994)	1,835	33
Net interest income after provision for credit losses	143,535	143,782	148,507	148,839	584,663

Noninterest income
Service charges on deposit accounts	6,846	6,957	6,972	6,514	27,289
Wealth management fees	6,091	6,943	6,713	6,334	26,081
Bankcard income	3,349	3,406	3,692	3,592	14,039
Client derivative fees	711	1,612	1,827	1,005	5,155
Foreign exchange income	8,730	13,384	15,039	16,898	54,051
Leasing business income	12,856	14,537	10,265	13,664	51,322
Net gains from sales of loans	2,957	4,086	3,839	2,335	13,217
Net gain (loss) on investment securities	(649)	(58)	(466)	121	(1,052)
Other	6,102	5,761	5,377	5,080	22,320
Total noninterest income	46,993	56,628	53,258	55,543	212,422

Noninterest expenses
Salaries and employee benefits	70,637	75,641	74,199	72,254	292,731
Net occupancy	5,890	5,809	5,606	5,685	22,990
Furniture and equipment	3,523	3,341	3,362	3,317	13,543
Data processing	8,488	8,473	9,871	9,020	35,852
Marketing	2,087	2,598	2,802	2,160	9,647
Communication	707	744	644	634	2,729
Professional services	3,148	2,524	2,308	1,946	9,926
State intangible tax	984	981	964	985	3,914
FDIC assessments	3,651	2,665	2,806	2,826	11,948
Intangible amortization	2,601	2,600	2,601	2,600	10,402
Leasing business expense	8,955	8,877	6,730	7,938	32,500
Other	8,466	7,791	8,722	7,328	32,307
Total noninterest expenses	119,137	122,044	120,615	116,693	478,489
Income before income taxes	71,391	78,366	81,150	87,689	318,596
Income tax expense (benefit)	14,659	15,305	15,483	17,286	62,733
Net income	$56,732	$63,061	$65,667	$70,403	$255,863

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.67	$0.70	$0.75	$2.72
Net earnings per share - diluted	$0.60	$0.66	$0.69	$0.74	$2.69
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.31%	1.48%	1.55%	1.69%	1.51%
Return on average shareholders' equity	10.50%	11.62%	12.32%	13.71%	12.01%

Interest income	$238,437	$232,091	$223,895	$208,581	$903,004
Tax equivalent adjustment	1,672	1,659	1,601	1,424	6,356
Interest income - tax equivalent	240,109	233,750	225,496	210,005	909,360
Interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income - tax equivalent	$155,437	$157,114	$160,833	$160,742	$634,126

Net interest margin	4.21%	4.28%	4.43%	4.51%	4.36%
Net interest margin (fully tax equivalent) (1)	4.26%	4.33%	4.48%	4.55%	4.40%

Full-time equivalent employees	2,129	2,121	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2024	2024	2024	2024	2023	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$174,258	$190,618	$193,794	$199,407	$213,059	(8.6)%	(18.2)%
Interest-bearing deposits with other banks	730,228	660,576	738,555	751,290	792,960	10.5%	(7.9)%
Investment securities available-for-sale	3,183,776	3,157,265	3,036,758	2,850,667	3,021,126	0.8%	5.4%
Investment securities held-to-maturity	76,960	77,985	78,921	79,542	80,321	(1.3)%	(4.2)%
Other investments	114,598	120,318	132,412	125,548	129,945	(4.8)%	(11.8)%
Loans held for sale	13,181	12,685	16,911	11,534	9,213	3.9%	43.1%
Loans and leases
Commercial and industrial	3,815,858	3,678,546	3,782,487	3,591,428	3,501,221	3.7%	9.0%
Lease financing	598,045	587,415	534,557	492,862	474,817	1.8%	26.0%
Construction real estate	779,446	802,264	741,406	641,596	564,832	(2.8)%	38.0%
Commercial real estate	4,061,744	4,034,820	4,076,596	4,145,969	4,080,939	0.7%	(0.5)%
Residential real estate	1,462,284	1,422,186	1,377,290	1,344,677	1,333,674	2.8%	9.6%
Home equity	849,039	825,431	800,860	773,811	758,676	2.9%	11.9%
Installment	133,051	141,270	148,530	153,838	159,078	(5.8)%	(16.4)%
Credit card	62,311	61,140	59,477	60,939	59,939	1.9%	4.0%
Total loans	11,761,778	11,553,072	11,521,203	11,205,120	10,933,176	1.8%	7.6%
Less:
Allowance for credit losses	(156,791)	(158,831)	(156,185)	(144,274)	(141,433)	(1.3)%	10.9%
Net loans	11,604,987	11,394,241	11,365,018	11,060,846	10,791,743	1.8%	7.5%
Premises and equipment	197,965	196,692	197,873	198,428	194,740	0.6%	1.7%
Operating leases	209,119	201,080	167,472	161,473	153,214	4.0%	36.5%
Goodwill	1,007,656	1,007,656	1,007,656	1,007,656	1,005,868	0.0%	0.2%
Other intangibles	79,291	81,547	83,528	85,603	83,949	(2.8)%	(5.5)%
Accrued interest and other assets	1,178,242	1,045,669	1,147,282	1,067,244	1,056,762	12.7%	11.5%
Total Assets	$18,570,261	$18,146,332	$18,166,180	$17,599,238	$17,532,900	2.3%	5.9%

LIABILITIES
Deposits
Interest-bearing demand	$3,095,724	$2,884,971	$2,922,540	$2,916,518	$2,993,219	7.3%	3.4%
Savings	4,948,768	4,710,223	4,628,320	4,467,894	4,331,228	5.1%	14.3%
Time	3,152,265	3,244,861	3,049,635	2,896,860	2,718,390	(2.9)%	16.0%
Total interest-bearing deposits	11,196,757	10,840,055	10,600,495	10,281,272	10,042,837	3.3%	11.5%
Noninterest-bearing	3,132,381	3,107,699	3,061,427	3,175,876	3,317,960	0.8%	(5.6)%
Total deposits	14,329,138	13,947,754	13,661,922	13,457,148	13,360,797	2.7%	7.2%
FHLB short-term borrowings	625,000	765,000	1,040,000	700,000	800,000	(18.3)%	(21.9)%
Other	130,452	46,653	139,172	162,145	137,814	179.6%	(5.3)%
Total short-term borrowings	755,452	811,653	1,179,172	862,145	937,814	(6.9)%	(19.4)%
Long-term debt	347,509	344,086	338,556	343,236	344,115	1.0%	1.0%
Total borrowed funds	1,102,961	1,155,739	1,517,728	1,205,381	1,281,929	(4.6)%	(14.0)%
Accrued interest and other liabilities	700,121	592,401	660,091	649,706	622,200	18.2%	12.5%
Total Liabilities	16,132,220	15,695,894	15,839,741	15,312,235	15,264,926	2.8%	5.7%

SHAREHOLDERS' EQUITY
Common stock	1,642,055	1,639,045	1,635,705	1,632,971	1,638,972	0.2%	0.2%
Retained earnings	1,276,329	1,234,375	1,204,844	1,166,065	1,136,718	3.4%	12.3%
Accumulated other comprehensive income (loss)	(289,799)	(232,262)	(323,409)	(321,109)	(309,819)	24.8%	(6.5)%
Treasury stock, at cost	(190,544)	(190,720)	(190,701)	(190,924)	(197,897)	(0.1)%	(3.7)%
Total Shareholders' Equity	2,438,041	2,450,438	2,326,439	2,287,003	2,267,974	(0.5)%	7.5%
Total Liabilities and Shareholders' Equity	$18,570,261	$18,146,332	$18,166,180	$17,599,238	$17,532,900	2.3%	5.9%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	2024	2023
ASSETS
Cash and due from banks	$182,242	$179,321	$174,435	$204,119	$214,678	$185,006	$216,625
Interest-bearing deposits with other banks	654,251	483,880	599,348	553,654	548,153	572,763	396,089
Investment securities	3,372,539	3,274,498	3,131,541	3,137,665	3,184,408	3,229,577	3,442,233
Loans held for sale	17,284	16,399	14,075	12,069	12,547	14,967	11,369
Loans and leases
Commercial and industrial	3,727,549	3,723,761	3,716,083	3,543,475	3,422,381	3,677,979	3,447,984
Lease financing	587,110	550,634	509,758	480,540	419,179	532,212	342,243
Construction real estate	826,936	763,779	683,780	603,974	540,314	720,031	535,715
Commercial real estate	4,045,347	4,059,939	4,146,764	4,101,238	4,060,733	4,088,127	4,038,457
Residential real estate	1,442,799	1,399,932	1,361,133	1,336,749	1,320,670	1,385,351	1,220,138
Home equity	837,863	811,265	790,384	765,410	750,925	801,358	735,236
Installment	136,927	143,102	151,753	157,663	160,242	147,321	175,447
Credit card	66,071	65,189	67,200	65,066	64,037	65,880	59,998
Total loans	11,670,602	11,517,601	11,426,855	11,054,115	10,738,481	11,418,259	10,555,218
Less:
Allowance for credit losses	(161,477)	(159,252)	(147,666)	(143,950)	(149,398)	(153,126)	(145,472)
Net loans	11,509,125	11,358,349	11,279,189	10,910,165	10,589,083	11,265,133	10,409,746
Premises and equipment	197,664	197,881	199,096	198,482	194,435	198,278	192,414
Operating leases	202,110	180,118	156,457	154,655	139,331	173,432	129,631
Goodwill	1,007,658	1,007,654	1,007,657	1,006,477	1,005,870	1,007,363	1,005,805
Other intangibles	80,486	82,619	84,577	84,109	85,101	82,940	88,724
Accrued interest and other assets	1,050,060	1,073,472	1,081,876	1,044,826	1,151,349	1,062,555	1,104,587
Total Assets	$18,273,419	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$17,792,014	$16,997,223

LIABILITIES
Deposits
Interest-bearing demand	$3,081,148	$2,914,934	$2,888,252	$2,895,768	$2,988,086	$2,945,315	$2,932,477
Savings	4,886,784	4,694,923	4,617,658	4,399,768	4,235,658	4,650,554	3,932,100
Time	3,209,078	3,080,408	2,980,158	2,813,880	2,611,075	3,021,558	2,397,289
Total interest-bearing deposits	11,177,010	10,690,265	10,486,068	10,109,416	9,834,819	10,617,427	9,261,866
Noninterest-bearing	3,162,643	3,106,239	3,144,198	3,169,750	3,368,024	3,145,646	3,617,961
Total deposits	14,339,653	13,796,504	13,630,266	13,279,166	13,202,843	13,763,073	12,879,827
Federal funds purchased and securities sold
under agreements to repurchase	2,282	10,807	750	4,204	3,586	4,522	15,583
FHLB short-term borrowings	415,652	626,490	669,111	646,187	554,826	588,987	845,666
Other	93,298	76,859	161,913	146,127	185,221	119,361	158,221
Total short-term borrowings	511,232	714,156	831,774	796,518	743,633	712,870	1,019,470
Long-term debt	343,851	339,581	339,472	342,496	340,321	341,352	340,950
Total borrowed funds	855,083	1,053,737	1,171,246	1,139,014	1,083,954	1,054,222	1,360,420
Accrued interest and other liabilities	637,638	632,825	645,699	622,479	693,676	634,663	627,225
Total Liabilities	15,832,374	15,483,066	15,447,211	15,040,659	14,980,473	15,451,958	14,867,472

SHAREHOLDERS' EQUITY
Common stock	1,640,280	1,637,045	1,634,183	1,637,835	1,637,197	1,637,343	1,633,992
Retained earnings	1,249,263	1,210,924	1,179,827	1,144,447	1,111,786	1,196,301	1,053,441
Accumulated other comprehensive loss	(257,792)	(285,978)	(341,941)	(319,601)	(406,265)	(301,167)	(358,870)
Treasury stock, at cost	(190,706)	(190,866)	(191,029)	(197,119)	(198,236)	(192,421)	(198,812)
Total Shareholders' Equity	2,441,045	2,371,125	2,281,040	2,265,562	2,144,482	2,340,056	2,129,751
Total Liabilities and Shareholders' Equity	$18,273,419	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$17,792,014	$16,997,223

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	December 31, 2024			September 30, 2024			December 31, 2023			December 31, 2024		December 31, 2023
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,372,539	$36,401	4.28%	$3,274,498	$34,983	4.24%	$3,184,408	$33,696	4.20%	$3,229,577	4.20%	$3,442,233	4.05%
Interest-bearing deposits with other banks	654,251	7,662	4.65%	483,880	6,703	5.50%	548,153	7,325	5.30%	572,763	5.20%	396,089	5.00%
Gross loans (1)	11,687,886	207,508	7.04%	11,534,000	215,433	7.41%	10,751,028	197,416	7.29%	11,433,226	7.32%	10,566,587	7.04%
Total earning assets	15,714,676	251,571	6.35%	15,292,378	257,119	6.67%	14,483,589	238,437	6.53%	15,235,566	6.58%	14,404,909	6.27%

Nonearning assets
Allowance for credit losses	(161,477)			(159,252)			(149,398)			(153,126)		(145,472)
Cash and due from banks	182,242			179,321			214,678			185,006		216,625
Accrued interest and other assets	2,537,978			2,541,744			2,576,086			2,524,568		2,521,161
Total assets	$18,273,419			$17,854,191			$17,124,955			$17,792,014		$16,997,223

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,081,148	$15,092	1.94%	$2,914,934	$15,919	2.17%	$2,988,086	$14,480	1.92%	$2,945,315	2.07%	$2,932,477	1.45%
Savings	4,886,784	33,924	2.75%	4,694,923	34,220	2.89%	4,235,658	26,632	2.49%	4,650,554	2.81%	3,932,100	1.73%
Time	3,209,078	36,425	4.50%	3,080,408	36,415	4.69%	2,611,075	28,081	4.27%	3,021,558	4.62%	2,397,289	3.81%
Total interest-bearing deposits	11,177,010	85,441	3.03%	10,690,265	86,554	3.21%	9,834,819	69,193	2.79%	10,617,427	3.12%	9,261,866	2.18%
Borrowed funds
Short-term borrowings	511,232	6,586	5.11%	714,156	9,932	5.52%	743,633	10,277	5.48%	712,870	5.45%	1,019,470	5.24%
Long-term debt	343,851	5,145	5.94%	339,581	5,073	5.93%	340,321	5,202	6.06%	341,352	5.90%	340,950	5.82%
Total borrowed funds	855,083	11,731	5.44%	1,053,737	15,005	5.65%	1,083,954	15,479	5.67%	1,054,222	5.60%	1,360,420	5.38%
Total interest-bearing liabilities	12,032,093	97,172	3.20%	11,744,002	101,559	3.43%	10,918,773	84,672	3.08%	11,671,649	3.34%	10,622,286	2.59%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,162,643			3,106,239			3,368,024			3,145,646		3,617,961
Other liabilities	637,638			632,825			693,676			634,663		627,225
Shareholders' equity	2,441,045			2,371,125			2,144,482			2,340,056		2,129,751
Total liabilities & shareholders' equity	$18,273,419			$17,854,191			$17,124,955			$17,792,014		$16,997,223

Net interest income	$154,399			$155,560			$153,765			$612,010		$627,770
Net interest spread			3.15%			3.24%			3.45%		3.24%		3.68%
Net interest margin			3.91%			4.05%			4.21%		4.02%		4.36%

Tax equivalent adjustment			0.03%			0.03%			0.05%		0.03%		0.04%
Net interest margin (fully tax equivalent)			3.94%			4.08%			4.26%		4.05%		4.40%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$360	$1,058	$1,418	$674	$2,031	$2,705	$5,290	$(8,940)	$(3,650)
Interest-bearing deposits with other banks	(1,036)	1,995	959	(906)	1,243	337	783	9,187	9,970
Gross loans (2)	(10,657)	2,732	(7,925)	(6,541)	16,633	10,092	29,361	63,410	92,771
Total earning assets	(11,333)	5,785	(5,548)	(6,773)	19,907	13,134	35,434	63,657	99,091

Interest-bearing liabilities
Total interest-bearing deposits	$(4,834)	$3,721	$(1,113)	$5,988	$10,260	$16,248	$86,810	$42,272	$129,082
Borrowed funds
Short-term borrowings	(732)	(2,614)	(3,346)	(697)	(2,994)	(3,691)	2,190	(16,712)	(14,522)
Long-term debt	8	64	72	(110)	53	(57)	267	24	291
Total borrowed funds	(724)	(2,550)	(3,274)	(807)	(2,941)	(3,748)	2,457	(16,688)	(14,231)
Total interest-bearing liabilities	(5,558)	1,171	(4,387)	5,181	7,319	12,500	89,267	25,584	114,851
Net interest income (1)	$(5,775)	$4,614	$(1,161)	$(11,954)	$12,588	$634	$(53,833)	$38,073	$(15,760)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2024	2024	2024	2024	2023	2024	2023
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$158,831	$156,185	$144,274	$141,433	$145,201	$141,433	$132,977
Provision for credit losses	9,705	9,930	16,157	13,419	8,804	49,211	43,074
Gross charge-offs
Commercial and industrial	4,333	5,471	2,149	2,695	6,866	14,648	19,175
Lease financing	2,831	368	190	3	4,244	3,392	4,423
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	5,051	261	2	5,319	1	10,633	8,723
Residential real estate	12	60	6	65	9	143	39
Home equity	210	90	122	25	174	447	340
Installment	1,680	1,510	2,034	2,236	2,054	7,460	6,442
Credit card	492	768	532	794	363	2,586	1,173
Total gross charge-offs	14,609	8,528	5,035	11,137	13,711	39,309	40,315
Recoveries
Commercial and industrial	1,779	434	236	162	459	2,611	1,534
Lease financing	17	11	1	59	52	88	55
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	19	25	137	38	93	219	2,523
Residential real estate	23	22	37	24	24	106	247
Home equity	222	240	118	80	178	660	615
Installment	499	421	219	145	210	1,284	441
Credit card	305	91	41	51	123	488	282
Total recoveries	2,864	1,244	789	559	1,139	5,456	5,697
Total net charge-offs	11,745	7,284	4,246	10,578	12,572	33,853	34,618
Ending allowance for credit losses	$156,791	$158,831	$156,185	$144,274	$141,433	$156,791	$141,433

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.27%	0.54%	0.21%	0.29%	0.74%	0.33%	0.51%
Lease financing	1.91%	0.26%	0.15%	(0.05)%	3.97%	0.62%	1.28%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.49%	0.02%	(0.01)%	0.52%	(0.01)%	0.25%	0.15%
Residential real estate	0.00%	0.01%	(0.01)%	0.01%	0.00%	0.00%	(0.02)%
Home equity	(0.01)%	(0.07)%	0.00%	(0.03)%	0.00%	(0.03)%	(0.04)%
Installment	3.43%	3.03%	4.81%	5.33%	4.57%	4.19%	3.42%
Credit card	1.13%	4.13%	2.94%	4.59%	1.49%	3.18%	1.49%
Total net charge-offs	0.40%	0.25%	0.15%	0.38%	0.46%	0.30%	0.33%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$6,641	$10,703	$17,665	$14,532	$15,746	$6,641	$15,746
Lease financing	6,227	11,632	5,374	3,794	3,610	6,227	3,610
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	32,303	23,608	22,942	23,055	27,984	32,303	27,984
Residential real estate	16,700	14,596	12,715	12,836	14,067	16,700	14,067
Home equity	3,418	4,074	3,295	4,036	3,476	3,418	3,476
Installment	684	826	682	984	870	684	870
Total nonaccrual loans	65,973	65,439	62,673	59,237	65,753	65,973	65,753
Other real estate owned (OREO)	64	30	30	161	106	64	106
Total nonperforming assets	66,037	65,469	62,703	59,398	65,859	66,037	65,859
Accruing loans past due 90 days or more	361	463	1,573	820	2,028	361	2,028
Total underperforming assets	$66,398	$65,932	$64,276	$60,218	$67,887	$66,398	$67,887
Total classified assets	$224,084	$206,194	$195,277	$162,348	$140,995	$224,084	$140,995

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	237.66%	242.72%	249.21%	243.55%	215.10%	237.66%	215.10%
Total ending loans	1.33%	1.37%	1.36%	1.29%	1.29%	1.33%	1.29%
Nonaccrual loans to total loans	0.56%	0.57%	0.54%	0.53%	0.60%	0.56%	0.60%
Nonperforming assets to
Ending loans, plus OREO	0.56%	0.57%	0.54%	0.53%	0.60%	0.56%	0.60%
Total assets	0.36%	0.36%	0.35%	0.34%	0.38%	0.36%	0.38%
Classified assets to total assets	1.21%	1.14%	1.07%	0.92%	0.80%	1.21%	0.80%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2024	2024	2024	2024	2023	2024	2023
PER COMMON SHARE
Market Price
High	$30.34	$28.09	$23.78	$23.68	$24.28	$30.34	$26.24
Low	$23.98	$21.70	$20.79	$21.04	$17.37	$20.79	$17.37
Close	$26.88	$25.23	$22.22	$22.42	$23.75	$26.88	$23.75

Average shares outstanding - basic	94,486,838	94,473,666	94,438,235	94,218,067	94,063,570	94,404,617	93,938,772
Average shares outstanding - diluted	95,487,564	95,479,510	95,470,093	95,183,998	95,126,316	95,405,719	95,096,067
Ending shares outstanding	95,494,840	95,486,317	95,486,010	95,473,595	95,141,244	95,494,840	95,141,244

Total shareholders' equity	$2,438,041	$2,450,438	$2,326,439	$2,287,003	$2,267,974	$2,438,041	$2,267,974

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,709,422	$1,661,759	$1,626,345	$1,582,113	$1,568,815	$1,709,422	$1,568,815
Common equity tier 1 capital ratio	12.16%	12.04%	11.78%	11.67%	11.73%	12.16%	11.73%
Tier 1 capital	$1,754,584	$1,706,796	$1,671,258	$1,626,899	$1,613,480	$1,754,584	$1,613,480
Tier 1 ratio	12.48%	12.37%	12.11%	12.00%	12.06%	12.48%	12.06%
Total capital	$2,028,099	$2,012,349	$1,997,378	$1,940,762	$1,907,441	$2,028,099	$1,907,441
Total capital ratio	14.43%	14.58%	14.47%	14.31%	14.26%	14.43%	14.26%
Total capital in excess of minimum requirement	$551,881	$563,273	$548,037	$516,704	$503,152	$551,881	$503,152
Total risk-weighted assets	$14,059,215	$13,800,728	$13,803,249	$13,562,455	$13,374,177	$14,059,215	$13,374,177
Leverage ratio	9.98%	9.93%	9.73%	9.75%	9.70%	9.98%	9.70%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.13%	13.50%	12.81%	12.99%	12.94%	13.13%	12.94%
Ending tangible shareholders' equity to ending tangible assets (1)	7.73%	7.98%	7.23%	7.23%	7.17%	7.73%	7.17%
Average shareholders' equity to average assets	13.36%	13.28%	12.87%	13.09%	12.52%	13.15%	12.53%
Average tangible shareholders' equity to average tangible assets (1)	7.87%	7.64%	7.15%	7.25%	6.57%	7.48%	6.51%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable